UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 31, 2023
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   713-350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 1, 2023, Main Street Capital Corporation (“Main Street”) entered into an equity distribution agreement (the “B. Riley Equity Distribution Agreement”) with B. Riley Securities, Inc. (“B. Riley”) on substantially the same terms as Main Street’s equity distribution agreements, each dated March 3, 2022 (together with the B. Riley Equity Distribution Agreement, the “Equity Distribution Agreements”), entered into with each of Truist Securities, Inc., RBC Capital Markets, LLC, Raymond James & Associates, Inc., and Comerica Securities, Inc. (collectively, together with B. Riley, the “Sales Agents”) for the purpose of adding B. Riley as an additional Sales Agent under Main Street’s existing “at the market” program equity offering. Under the Equity Distribution Agreements, Main Street may, but has no obligation to, issue and sell up to 15,000,000 shares of its common stock, par value $0.01 per share (the “Shares”), from time to time through the Sales Agents, or to them, as principal for their own account. Also, effective May 31, 2023, Main Street and SMBC Nikko Securities America, Inc. (“SMBC”) agreed to terminate the equity distribution agreement, dated March 3, 2022, between Main Street and SMBC.
Further details regarding the Equity Distribution Agreements and the “at the market” program equity offering are set forth in Main Street’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2022, which is incorporated herein by reference.
The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreements, a form of which was previously filed as Exhibit 1.1 to Main Street’s Current Report on Form 8-K filed with the SEC on March 4, 2022 and is incorporated herein by reference.
The “at the market” program equity offering described in this Item 1.01 will be made pursuant to a prospectus supplement and the related prospectus dated March 3, 2022, each as supplemented from time to time, which constitute a part of Main Street’s effective shelf registration statement on Form N-2 (File No. 333-263258) that was filed with the SEC on March 4, 2022.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02	Termination of a Material Definitive Agreement.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

1.1	Form of Equity Distribution Agreement (previously filed as Exhibit 1.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed on March 4, 2022 (File No. 1-33723))
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: June 1, 2023	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel